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                                  EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

In connection with the Annual Report of Amistar Corporation (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Stuart C. Baker Chairman and Chief Executive Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

                                            By: /s/ Stuart C. Baker
                                                ------------------------------
                                                Name: Stuart C. Baker
                                                Title: Chief Executive Officer


In connection with the Annual Report of Amistar Corporation (the Company) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Gregory D. Leiser Chief Financial Officer of the Company, certify, pursuant to 19 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


                                            By: /s/ Gregory D. Leiser
                                                ------------------------------
                                                Name: Gregory D. Leiser
                                                Title: Chief Financial Officer

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                                 CERTIFICATIONS

I, Stuart C. Baker, certify that:

1)       I have reviewed this annual report on Form 10-K of Amistar Corporation.

2) Based on my knowledge, this annual report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have to the best of my knowledge:
         a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us.
         b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
         c) Presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's Board of Directors to the best of my knowledge:
         a) All significant deficiencies in the design or operation of internal disclosure controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls and;

6) The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal disclosure controls or in other factors that could significantly affect internal disclosure controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                                  By: /s/ Stuart C. Baker
                                                      --------------------------
                                                  Name: Stuart C. Baker
                                                  Title: Chief Executive Officer


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I, Gregory D. Leiser, certify that:

1)       I have reviewed this annual report on Form 10-K of Amistar Corporation.

2) Based on my knowledge, this annual report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4) The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have to the best of my knowledge:
         a) Designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us.
         b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and
         c) Presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.

5) The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's Board of Directors to the best of my knowledge:
         a) All significant deficiencies in the design or operation of internal disclosure controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls and;

6) The registrant's other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal disclosure controls or in other factors that could significantly affect internal disclosure controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                                  By: /s/ Gregory D. Leiser
                                                      --------------------------
                                                  Name: Gregory D. Leiser
                                                  Title: Chief Financial Officer